UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Section 240.14a-12

Surge Components, Inc.
(Name of Registrant as Specified In Its Charter)
N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SURGE COMPONENTS, INC.

95 East Jefryn Blvd.
Deer Park, New York 11729

NOTICE OF POSTPONEMENT

OF 2016 ANNUAL MEETING OF STOCKHOLDERS

TO THE STOCKHOLDERS OF SURGE COMPONENTS, INC.:

NOTICE IS HEREBY GIVEN that the 2016 Annual Meeting of Stockholders of Surge Components, Inc. (the “Company”), scheduled to be held on Tuesday, November 22, 2016, has been postponed and will be held on Thursday, January 5, 2017, at 9:00 a.m., local time, at our offices located at 95 E. Jefryn Blvd., Deer Park, New York 11729 .

As a result of the postponement of the Annual Meeting, the Board fixed the close of business on December 16, 2016, as the new record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting and at any postponement or adjournment thereof.

We have decided to postpone the Annual Meeting in light of a lawsuit brought in Nevada by dissident stockholders Bradley P. Rexroad and Michael D. Tofias, urging the Company to delay the date of the Annual Meeting.

Supplemental proxy materials are being distributed to the stockholders by the Company in connection with this notice.

By order of the Board of Directors,

/s/ Ira Levy
Chief Executive Officer, President and Director

Deer Park, NY

November 14, 2016

SURGE COMPONENTS, INC.

95 East Jefryn Blvd.
Deer Park, New York 11729

2016 ANNUAL MEETING OF STOCKHOLDERS

OF

Surge Components, Inc.

SUPPLEMENT TO THE PROXY STATEMENT DATED OCTOBER 21, 2016

This supplement (the “Supplement”) to the proxy statement of Surge Components, Inc. (“Surge” or the “Company”) dated October 21, 2016 (the “Proxy Statement”) is being furnished by the Board of Directors of the Company (the “Board”) in connection with the solicitation of proxies for use at the 2016 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company and at any postponements or adjournments thereof.

This Supplement should be read together with the matters set forth in the Proxy Statement.

NEW MEETING DATE

In light of a lawsuit brought in Nevada by dissident stockholders Bradley P. Rexroad and Michael D. Tofias (the “Dissident Stockholders”), urging the Company to delay the date of the Annual Meeting, the Board has rescheduled the Annual Meeting for Thursday, January 5, 2017, at 9:00 a.m., local time, at our offices located at 95 East Jefryn Blvd., Deer Park, New York 11729. As a result of the postponement of the Annual Meeting, the Board fixed the close of business on December 16, 2016, as the new record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting and at any postponement or adjournment thereof.

VOTING OF PROXIES

If you complete and properly sign the GOLD proxy card delivered with this Supplement and return it to us, it will be voted as you direct. Any proxy cards previously completed, signed and delivered remain valid and will be voted as you have directed.

If you are a record holder, meaning your shares are registered in your own name, you may vote:

(1)	By Internet: Access: www.okapivote.com/surge and follow the simple instructions. You will be required to provide the unique control number printed on the GOLD Proxy Card to access your account and vote your shares.
(2)	By Telephone: Call 1(866) 494-4435 toll free from within the United States from any touch-tone telephone, and follow the instructions on your enclosed GOLD Proxy Card.
(3)	By Mail: Complete, sign and date your enclosed GOLD Proxy Card and mail it in the enclosed postage pre-paid envelope. Your shares will be voted according to your instructions.
(4)	In Person at the Annual Meeting: If you attend the Annual Meeting, you may deliver your completed GOLD Proxy Card in person or you may vote by completing a ballot, which we will provide to you at the meeting. You are encouraged to complete, sign and date the GOLD Proxy Card and mail it in the enclosed postage pre-paid envelope regardless of whether or not you plan to attend the Annual Meeting.

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If your shares are held in “street name,” meaning they are held for your account by a broker, bank or other nominee, these proxy materials are being forwarded to you by that nominee. The nominee holding for your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you may vote:

(1)	By Internet: You will receive instructions from your broker, bank or other nominee stating if they permit Internet voting and, if they do, explaining how to do so. You should follow those instructions.
(2)	By Telephone: You will receive instructions from your broker, bank or other nominee stating if they permit telephone voting and, if they do, explaining how to do so. You should follow those instructions.
(3)	By Mail: You will receive instructions from your broker, bank or other nominee explaining how you can vote your shares by mail. You should follow those instructions.
(4)	In Person at the Annual Meeting: You must contact your broker, bank or other nominee who holds your shares to obtain a “legal” proxy card and bring it with you to the Annual Meeting. You will not be able to vote in person at the meeting unless you have a legal proxy from your broker, bank or other nominee issued in your name giving you the right to vote your shares.

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to Be Held on January 5, 2017

The Notice of Annual Meeting, the Notice of Postponement of the Annual Meeting, this Supplement, the Proxy Statement and our Annual Report to Stockholders for the fiscal year ended November 30, 2015, are available free of charge at the “Investor Relations” portion of our website at http://surgecomponents.com/relations.asp.

The date of this proxy statement supplement is November 14, 2016.

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PARTICULARS OF MATTERS TO BE ACTED ON

The agenda for the Annual Meeting remains unchanged as follows:

1.	To elect two Class A directors to the Board from the nominees named in the Proxy Statement and any others properly nominated in accordance with Article II Section 5 of our Amended and Restated By-laws (the “Bylaws”) for a term of three years and until their respective successors are duly elected and qualified;

2.	To hold an advisory vote on the executive compensation of the Company’s named executive officers;

3.	To ratify the appointment of Seligson & Giannattasio, LLP as the Company’s independent registered public accounting firm for the fiscal year ending November 30, 2016;

4.	To ratify a rights plan designed to protect and preserve the substantial tax benefits of the Company’s net operating loss carryforwards;

5.	To hold an advisory vote on a stockholder proposal of one of the Dissident Stockholders to change the Company’s jurisdiction of incorporation to Delaware;

6.	To hold an advisory vote on a stockholder proposal of one of the Dissident Stockholders proposing the Company’s adoption of a declassified board structure;

7.	To vote on a stockholder proposal of the Dissident Stockholders to repeal any amendments to the Bylaws, adopted by the Board without the approval of stockholders after February 18, 2016 (which is the date of the last publicly disclosed amendment to the Bylaws), and prior to the effectiveness of the resolution effecting such repeal; and

8.	To transact such other business as may properly come before the meeting or any postponements of adjournments thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE BOARD OF DIRECTORS’ NOMINEES USING THE ENCLOSED GOLD PROXY CARD. THE BOARD ADDITIONALLY RECOMMENDS VOTING FOR PROPOSALS 2, 3 AND 4, AND AGAINST PROPOSALS 5, 6 AND 7, USING THE ENCLOSED GOLD PROXY CARD. THE BOARD URGES YOU NOT TO SIGN OR RETURN OR VOTE ANY PROXY CARD SENT TO YOU BY THE DISSIDENT STOCKHOLDERS.

If you have previously signed a proxy card sent by the Dissident Stockholders, you have the right to change your vote by telephone or by Internet by following the instructions on the GOLD Proxy Card, or by completing, signing and dating the enclosed GOLD Proxy Card and mailing it in the postage pre-paid envelope provided. Only your latest dated proxy card will be counted. If you hold your shares in street name, please follow the voting instructions provided by your bank, broker or other nominee to change your vote. We urge you to disregard any proxy card sent to you by the Dissident Stockholders.

AMENDMENTS TO THE PROXY STATEMENT

All references to the date for the Annual Meeting that are set forth in the Proxy Statement and the accompanying Proxy Card are hereby changed to the new Thursday, January 5, 2017 meeting date. In addition, the Proxy Statement is hereby amended with regard to the additional information provided in this Supplement.

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DIRECTORS’ APPROVAL

The contents of this Supplement and its delivery to stockholders of the Company have been approved by the Board.

By order of the Board of Directors,

/s/ Ira Levy
Chief Executive Officer, President and Director

Deer Park, New York

November 14, 2016

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice of Annual Meeting, this Supplement, the Proxy Statement and the Annual Report are available at the Investor Relations portion of our website at http://www.surgecomponents.com/relations.asp.

SURGE COMPONENTS, INC.

Annual Meeting of Stockholders

January 5, 2017 9:00 A.M. Local Time

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF SURGE COMPONENTS, INC.

The undersigned stockholder of Surge Components, Inc., a Nevada corporation (the “Company”), hereby appoints Ira Levy and Steven J. Lubman, and each of them, each with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, all of the shares of common stock of the Company which the undersigned is entitled to vote, on all matters that may properly come before the Annual Meeting of Stockholders of the Company to be held on January 5, 2017 at the Company’s offices located at 95 E. Jefryn Blvd., Deer Park, New York 11729, at 9:00 a.m., local time, and at any adjournment or postponement thereof (“Annual Meeting”). The undersigned stockholder hereby revokes any proxy or proxies heretofore given by the undersigned for the Annual Meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED “FOR” THE ELECTION OF ALL NOMINEES IN PROPOSAL 1, “FOR” PROPOSALS 2, 3 AND 4, AND “AGAINST” PROPOSALS 5, 6 AND 7, AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Continued and to be signed on reverse side

SURGE COMPONENTS, INC.
95 EAST JEFRYN BLVD.
DEER PARK, NEW YORK 11729

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Okapi Partners LLC, 1212 Avenue of the Americas – 24th floor, New York, NY 10036.

VOTE BY INTERNET

Please access www.okapivote.com/surge and follow the simple instructions. You will be required to provide the unique control number printed below.

VOTE BY TELEPHONE

Please call toll-free in the U.S. or Canada at (866) 494-4435, on a touch-tone telephone. You will be required to provide the control number printed below.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

1.	Election of Directors.	Vote FOR	Vote WITHHOLD	Vote FOR ALL
	Ira Levy Steven J. Lubman	ALL nominees	from all nominees	nominees except the nominee marked below
		☐	☐

2.	Advisory vote on executive compensation.

☐ For ☐ Against ☐ Abstain

3.	Ratification of the appointment of Seligson & Giannattasio, LLP as our independent registered public accounting firm for the fiscal year ending November 30, 2016.

☐ For ☐ Against ☐ Abstain

4.	Ratification of the NOL Rights Plan effective October 7, 2016.

☐ For ☐ Against ☐ Abstain

5.	Advisory Stockholder proposal to change the Company’s jurisdiction of incorporation to Delaware.

☐ For ☐ Against ☐ Abstain

6.	Advisory Stockholder proposal for a declassified board structure.

☐ For ☐ Against ☐ Abstain

7.	Stockholder proposal to repeal any amendments to the Company’s by-laws after February 18, 2016.

☐ For ☐ Against ☐ Abstain

NOTE: The proxies are authorized to vote on all such matters as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature	Date

Signature (Joint Owners)	Date